UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                              TRANSNET CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

                              TRANSNET CORPORATION
                                45 Columbia Road
                          Branchburg, New Jersey 08876

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on January 23, 2001

                               ------------------


The Annual Meeting of Stockholders of TransNet Corporation (the "Company" or "TransNet") will be held at the offices of the Company, 45 Columbia Road, Branchburg, New Jersey 08876 on Tuesday, January 23, 2001 at 10:00 A.M. local time, for the purposes of considering and acting upon the following matters:

     1.  Election of directors for the ensuing year (Proposal One).

     2. To vote upon the adoption of the Company's 2000 Stock Option Plan (Proposal Two).

     3. Such other business as shall properly come before the meeting or any adjournment thereof.



The close of business on November 30, 2000, has been fixed as the record date for determining the stockholders of the Company who shall be entitled to notice of, and to vote at the meeting or any adjournment thereof.

The Board of Directors wants as many stockholders as possible to be represented in person or by proxy at the Annual Meeting. Consequently, we ask that you sign and return the enclosed Proxy, whether or not you plan to attend the meeting. Please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your card without indicating how you want to vote, your Proxy will be counted as a vote for all nominees. Even after you return the proxy card, you still have the power to revoke the Proxy at any time before it is voted, and the giving of a Proxy will not affect your right to vote in person if you attend the Annual Meeting.


                                             By Order of the Board of Directors

                                             Steven J. Wilk
                                             PRESIDENT

Branchburg, New Jersey
December 20, 2000

--------------------------------------------------------------------------------
                                 IMPORTANT NOTE

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. No postage is required if mailed in the United States. This will ensure the presence of a quorum at the meeting and save the Company the expense and extra work of additional solicitation. Sending your proxy card will not prevent you from attending the meeting, revoking your Proxy and voting your stock in person.
--------------------------------------------------------------------------------

                              TransNet Corporation
                                45 Columbia Road
                          Somerville, New Jersey 08876
                                 (908) 253-0500

                              -------------------

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 23, 2001

                               -------------------


     This Proxy Statement of TransNet Corporation, a Delaware corporation ("TransNet" or the "Company") is sent in connection with the solicitation of proxies on behalf of the Board of Directors of the Company to be used at the Annual Meeting of Stockholders to be held on Tuesday, January 23, 2001 at the offices of TransNet, 45 Columbia Road, Branchburg, New Jersey 08876 at 10:00 A.M., local time.

     The approximate date that this Proxy Statement and the enclosed proxy are first being sent to stockholders is December 26, 2000. Stockholders are encouraged to review the information provided herein in conjunction with the Company's Annual Report to Shareholders for the year ended June 30, 2000, a copy of which accompanies this Proxy Statement.

     All proxies which are properly filled in, signed and returned to the Company prior to or at the Annual Meeting will be voted in accordance with the instructions thereon. Such proxies may be revoked by any stockholder giving the same prior to the exercise thereof by: (a) written notice delivered to the Company's principal offices prior to the commencement of the Annual Meeting, (b) providing a signed proxy bearing a later date, or (c) appearing in person and voting at the Annual Meeting. The Board of Directors has fixed the close of business on November 30, 2000 as the record date for the determination of stockholders who are entitled to notice of, and to vote at the meeting or any adjournment thereof. The transfer books of the Company will not be closed.

     For a period of ten (10) days prior to the Annual Meeting, a shareholders list will be kept at the Company's principal office and shall be available for inspection by shareholders during usual business hours. A shareholders list shall also be present at, and available for inspection during, the Annual Meeting.

     The expenses of preparing, assembling, printing and mailing the form of proxy and the material used in solicitation of proxies will be paid by the Company. In addition to the solicitation of proxies by mail, the Company may use the services of some of its officers and regular employees (who will receive no additional compensation) to solicit proxies personally, and by telephone. At present, the Company has no agreement with any firm to solicit the voting of any shares. The cost of soliciting proxies will be paid by the Company which may enlist the assistance of, and reimburse the reasonable expenses of banks, brokerage firms, and similar fiduciaries in the solicitation of proxies and proxy authorizations from their customers whose stock is not registered in the owner's name, but in the name of such bank, brokerage firm or other fiduciary.

VOTE REQUIRED

     Only stockholders of record at the close of business on November 30, 2000 (the "Record Date") are entitled to vote at the Annual Meeting. On the Record Date, the Company had 4,884,305 shares of common stock, $.01 par value (the "Common Stock") outstanding. The Company's sole issued and outstanding class of capital stock is the Common Stock. Each share of Common Stock is entitled to one vote upon each matter to be acted upon at the Annual Meeting. The presence in person or by proxy of a majority of the outstanding Common Stock (at least 2,442,153 shares) is required to constitute a quorum necessary for the transaction of business at the Annual Meeting.

     In general, Common Stock represented by a properly signed and returned proxy card will be counted as Common Stock present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a "broker non-vote" on a matter (i.e., a card returned by a broker because voting instructions have not been received and the broker has no discretionary authority to vote). Holders of Common Stock are not entitled to cumulative voting rights.

     The election of a nominee for director requires approval by a plurality of the Common Stock present and entitled to vote in person or by proxy; and the approval of each of the other proposals described in the Proxy Statement requires the approval of a majority of the Common Stock present and entitled to vote in person or by proxy on that matter.

     The Company's officers and directors owning and having the right to vote 737,200 shares representing approximately 15% of the outstanding Common Stock have stated their present intention to vote their shares FOR the nominees for election as directors (Proposal One) and FOR the adoption of the Company's Stock Option Plan (Proposal Two).

PRINCIPAL STOCKHOLDERS AND STOCKHOLDINGS OF MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each holder known by the Company to beneficially own more than 5% of the outstanding Common Stock, (ii) each of the Company's directors, and (iii) all directors and officers of the Company as a group.

NAME OF BENEFICIAL                   AMOUNT OF SHARES                PERCENT OF
OWNER                               BENEFICIALLY OWNED                  CLASS
---------------                      ----------------                 --------
Directors
--------
Steven J. Wilk (a)(b)                    393,500 shs                      8%
John J. Wilk (a)                         175,500 shs                      4%
Jay A. Smolyn (a)                         83,000 shs                      2%
Susan Wilk-Cort (a)(b)                    78,200 shs                      2%
Vincent Cusumano (a)(c)(e)                 2,000 shs                      --
Earle Kunzig (a)(c)(f)                     5,000 shs                      --
Raymond J. Rekuc (a)(d)(e)                     0 shs                      --
All officers and directors               737,200 shs                     15%
  as a group (seven persons)
---------------

     (a) The address of all directors is 45 Columbia Road, Branchburg, New Jersey 08876.
     (b) Steven J. Wilk and Susan Wilk-Cort are respectively, the son and daughter of John J. Wilk.
     (c)  Member of the Audit Committee
     (d)  Chairman of the Audit Committee.
     (e)  Member of the Compensation Committee.
     (f)  Chairman of the Compensation Committee.

     John J. Wilk and Steven J. Wilk, Chairman of the Board of Directors and President of the Company as well as beneficial owners of 4% and 8% respectively, of TransNet's Common Stock may each be deemed to be a "parent" of the Company within the meaning of the Securities Act of 1933.

     The Audit Committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's financial reporting practices, its application of accounting principles and its internal controls. The Audit Committee held three meetings during the year ended June 30, 2000.

     The Compensation Committee reviews, evaluates and advises the Board of Directors in matters relating to the Company's compensation of and other employment benefits for executive officers. The Board established its Compensation Committee in December 1994. The Compensation Committee held two meetings during the year ended June 30, 2000.

     The Company does not have an Executive Committee. The term of office of each director expires at the next annual meeting of stockholders. The term of office of each executive officer expires at the next organizational meeting of the Board of Directors following the next annual meeting of stockholders.

     The following is a brief account of the business experience of each TransNet director during the past five years.

     John J. Wilk was president, a director and chief executive officer of TransNet since its inception in 1969 until May 1986, when he was elected Chairman of the Board.

     Steven J. Wilk was elected a vice president of TransNet in October 1981 and in May 1986 was elected President and Chief Executive Officer. He was elected a director of TransNet in April 1989.

     Jay A. Smolyn has been employed at TransNet since 1976 and in April 1985 became Vice President, Operations. He was elected a director of TransNet in January 1990.

     Vincent Cusumano, who was elected a TransNet director in April 1977, is, and for more than the past five years has been, president and chief executive officer of Cusumano Perma-Rail Corporation of Roselle Park, New Jersey, distributors and installers of exterior iron railings. Mr. Cusumano is not actively engaged in the business of the Company.

     Earle Kunzig, who was elected a TransNet director in November 1976, for more than the past five years, has been Vice President of Sales and a principal of Hardware Products Sales, Inc., Wayne, New Jersey, a broker of used computer equipment and provider of computer maintenance services. Mr. Kunzig is not actively engaged in the business of the Company.

     Raymond J. Rekuc, who was elected a TransNet director in August 1983, is currently the principal in Raymond J. Rekuc, Certified Public Accountant, an accounting firm located in Washington Township, New Jersey. Mr. Rekuc is a member of the American Institute of Certified Public Accountants and the New Jersey Society of Certified Public Accountants, and is not actively engaged in the business of the Company.

     Susan   Wilk-Cort   joined   TransNet  in  November  1987  as  Director  of
Administration, and was named Legal Counsel in 1994. She was elected a director of TransNet in January 1990.

     None of the Company's directors are directors of any other corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or subject to the requirements of Section 15(d) of the Exchange Act.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Based solely on a review of Forms 3 and 4 and any amendments thereto furnished to the Company pursuant to Rule 16a-3(e) under the Exchange Act, or representations that no Forms 5 were required, the Company believes that with respect to fiscal 2000, its officers, directors and beneficial owners of more than 10% of its equity timely complied with all applicable Section 16(a) filing requirements.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation paid or accrued by the Corporation during the three years ended on June 30, 2000, to its Chief Executive Officer and each of its other executive officers whose total annual salary and bonus for the fiscal year ended June 30, 2000, exceeded $100,000. All of the Corporation's group life, health, hospitalization or medical reimbursement plans, if any, do not discriminate in scope, terms or operation, in favor of the executive officers or directors of the Corporation and are generally available to all full-time salaried employees.

                           SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                 LONG-TERM COMPENSATION
--------------------------------------------------------------------------------------------------------------------
NAME AND              YEAR ENDED                           OTHER ANNUAL OPTIONS RESTRICTED    LTIP     ALL OTHER
PRINCIPAL POSITION     JUNE 30,      SALARY        BONUS   COMPENSATION  SARS  STOCK AWARDS  PAYOUTS  COMPENSATION
--------------------------------------------------------------------------------------------------------------------
Steven J. Wilk           2000       $250,000        $0          $0         0         0         $0          0
 President and Chief     1999       $250,000      $82,603       $0         0         0         $0          0
 Executive Officer       1998       $250,000      $46,644       $0         0         0         $0          0

Jay Smolyn               2000       $148,542        $0          $0         0         0         $0          0
 Vice President          1999       $135,000      $59,822       $0         0         0         $0          0
 Operations              1998       $135,000      $30,822       $0         0         0         $0          0

---------------
EMPLOYMENT CONTRACTS WITH EXECUTIVE OFFICERS

     TransNet had employment contracts in effect with Steven J. Wilk and Jay A. Smolyn, which expired on June 30, 2000. The Company is in the process of renegotiating new contracts and expects them to be in place within the next quarter. Pursuant to the employment contracts, Steven J. Wilk's annual salary was "at least" $250,000 and Mr. Smolyn's salary was "at least" $135,000 or, in each case, such greater amount as may be approved from time to time by the Board of Directors. The contracts also provided for additional incentive bonuses to be paid with respect to each of the Company's fiscal years based upon varying percentages of the Company's consolidated pre-tax income exclusive of extraordinary items (3% of the first $500,000, 4% of the next $500,000, 5% of the next $4,000,000 and 6% of amounts in excess of $5,000,000 for Steven J. Wilk, and 2% of pre-tax income in excess of $100,000 to the first $500,000 and 3% in excess of $500,00 for Mr. Smolyn). Steven J. Wilk's employment contract provided for a continuation of full amount of salary payments for 6 months and 50% of the full amount for the remainder of the term in the event of illness or injury. In addition, the employment contracts contain terms regarding the event of a hostile change of control of the Company and a resultant termination of the employee's employment prior to expiration of the employment contract. These terms provided that Mr. Smolyn would receive a lump sum payment equal to 80% of the greater of his then current annual salary or his previous calendar year's gross wages including the additional incentive compensation multiplied by the lesser of five or the number of years remaining in the contract. In the case of Steven J. Wilk, the contract provided that in the event of termination of employment due to a hostile change in control, he may elect to serve as consultant at his current salary and performance bonus for a period of five years beginning at the date of the change in control, or he may elect to receive a lump sum payment which would be the greater of 80% of his then current salary or 80% of his previous year's gross wages times five. The contract for Mr. Smolyn provided that the Company may terminate his employment, with or without cause. If said termination was without cause, the Company shall pay the Employee an amount equal to compensation payable for a period of one-half of the contract period remaining, not to exceed compensation for 18 months. Steven J. Wilk's employment agreement provided that should the Company terminate his employment (other than for the commission of willful criminal acts), he may elect to continue as a consultant to the Company at his then current compensation level, including the performance bonus, for the lesser of two (2) years or the remainder of the contract term or he may elect to receive a lump sum payment equal to eighty percent of his then current salary plus incentive bonus times the lesser of two (2) years or the remainder of the contract.

DIRECTORS' COMPENSATION

     During fiscal 2000, the Company paid $5,000 in directors' fees to each of its three outside directors.

STOCK OPTIONS

     No options to acquire TransNet Corporation stock were held by the Corporation's executive officers at June 30, 2000.

RETIREMENT PLAN

     Effective  January  1, 1995,  the  Company  adopted a defined  contribution
[401(k)] plan covering all eligible employees. Under the terms of the Plan, participating employees deposit a percentage of their salaries in the Plan. The Company matches up to a certain percentange of the employees' contribution. The Company's contribution for the year ended June 30, 2000 for the above officers was as follows: Steven J. Wilk $472 and Jay A. Smolyn $1,034.

                        ACTION TO BE TAKEN AT THE MEETING

                              ELECTION OF DIRECTORS

                                 (PROPOSAL ONE)

     Seven directors of the Company are to be elected at the meeting, each to serve until the next annual meeting and until his successor is elected and qualifies. The nominees for election are named below. The shares represented by valid proxies will be voted as specified by the shareholder. When a specific choice is not indicated, the shares represented by the proxy will be voted in favor of the election as directors of the persons named below. Authority to vote for the election of directors shall be deemed granted unless specifically withheld. Management has no reason to believe that any of the nominees for the office of director will not be available for election as a director. Should any of them become unwilling or unable to accept nomination for election, however, it is intended that the individuals named in the enclosed proxy may vote for the election of such other persons as Management may rec-ommend. The Company does not have a nominating committee. During the fiscal year ended June 30, 2000, the Company's board of directors held two meetings. Each director attended all meetings, except for Mr. Cusumano, who missed one meeting.

NOMINEES FOR ELECTION AS DIRECTORS

     The executive officers and directors of the Company are as follows:

     NAME                    AGE        POSITION
     -----                   ---        ------
     John J. Wilk            72         Chairman of the Board and Treasurer
     Steven J. Wilk          43         President and Director
     Jay A. Smolyn           44         Vice President, Operations and Director
     Vincent Cusumano        65         Secretary and Director
     Earle Kunzig            61         Director
     Raymond J. Rekuc        54         Director
     Susan Wilk-Cort                    Director

VOTE REQUIRED

     Provided that a quorum of shareholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that each of the above nominees be elected as a Director.

                     ADOPTION OF THE 2000 STOCK OPTION PLAN

                                 (PROPOSAL TWO)

     Submitted for consideration and voting at the Annual Meeting will be the adoption of the Company's 2000 Stock Option Plan (the "Plan") which was adopted by the Board of Directors on February 28, 2000 which the Board felt will be integral in the Company's efforts to attract and retain key individuals. The Plan provides for the grant of both Non-qualified Stock Options and Incentive Stock Options, as the latter is defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as providing for the granting of Restriced Stock and Deferred Stock Awards, covering, in the aggregate, 500,000 shares of the Company's Common Stock. The purpose of the Plan is to advance the interests of the Company and its shareholders by providing additional incentives to the Company's management and key employees , including members of the Company's Board of Directors, and to reward achievement of corporate goals.

     Awards under the Plan may be made or granted to key employees, officers, and directors, as selected by the Board, which administers the Plan. A copy of the Plan is annexed to this Proxy Statement.

VOTE REQUIRED

     The affirmative of vote of holders of a majority of the shares of Common Stock of the Company present or represented by proxy, and entitled to vote thereon at the Annual Meeting, is required for the adoption of the Plan.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The board of Directors recommends a vote "FOR" the adoption of the Plan.

                              CERTAIN TRANSACTIONS

     The Company's executive, administrative, corporate sales offices, and service center are located in Branchburg, New Jersey, where the Company leases a building of approximately 21,000 square feet. The Company subleases this facility pursuant to a "net-net" lease, which expires by its terms in February 2001 and which provided for a monthly rental of $16,112 during the twelve-month period ending February 1999, escalating to $16,820 per month during the following twelve months and to $17,351 per month during the final twelve months. The premises are sublet from W Realty, a partnership consisting of John J. Wilk, chairman of the board and treasurer, and Raymond J. Rekuc, a director of the Company, chairman of the Audit Committee and a member of the Compensation Committee. Management believes that the terms of the sub-lease are as favorable as those available from unaffiliated third parties.

     On November 11, 1998, the Company executed an agreement to sell approximately 6.32 acres of unimproved real property in Mountainside, New Jersey (the "Real Property") to W Realty LLC ("W Realty") for the appraised value of $1,000,000. W Realty is a partnership, which at the time of sale consisted of John J. Wilk, Chairman of the Board, and Raymond J. Rekuc, a Director of the Company. The purchase price was payable through a credit extended by W Realty as sub-lessor to the Company as sub-lessee for the $410,000 of rent payable by the Company over the last two years of its sublease for its principal facility in Somerville, New Jersey and a $590,000 promissory note executed by W Realty payable in installments of $150,000 in February 1998 and $440,000 in November 1998. The note was at an interest rate of 8% per annum and was secured by a mortgage on the Real Property. The $150,000 payment due in February 1998 was paid and $190,000 of the payment due in November 1998 was paid with interest through January 1999. Payment of the $250,000 balance was renegotiated under a new Note which provides for payment of the principal on November 1, 2000 (unless demanded at an earlier date), and bears interest at the rate of 9% per annum, payable monthly beginning February 1, 1999. The note has been extended until May 1, 2001. At the time of issuance of the new Note, the Company released its mortgage lien on the Real Property in order to permit W Realty, which now includes an unaffiliated third partner, to lease the Real Property to another third party. In place of the mortgage lien, the new Note is secured by the partnership interests of W Realty owned by Messrs. Wilk and Rekuc. The credit for rental payments is still in effect.

                        COMPENSATION COMMITTEE INTERLOCKS
                            AND INSIDER PARTICIPATION

     During fiscal 2000, one member of the Compensation Committee, Raymond J. Rekuc, as a partner in W Realty, was involved in the subleasing to the Company of its principal facility and subsequently, in the purchase from the Company of a tract of unimproved land in Mountainside, New Jersey as described above.

                      REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee is composed of Earle Kunzig (chairman), Vincent Cusumano and Raymond J. Rekuc. The Compensation Committee is responsible, subject to the approval of the Board of Directors, for establishing the Company's compensation programs.

     The Company's compensation plan generally is designed to motivate and reward the Company's executive officers and other personnel responsible for attaining financial, operational and strategic objectives. In administering the plan, the Compensation Committee assesses the performance of individuals and the Company relative to those objectives.

     The Company's compensation plan generally provides incentives to achieve annual and longer-term objectives. The principal elements of the compensation plan include base salary and incentive bonuses based upon the Company achieving certain specified levels of pre-tax income. These elements generally are blended in order to provide compensation packages which provide competitive pay, reward the achievement of financial, operational and strategic objectives and align the interests of the Company's executive officers and other high level personnel with those of the Company's shareholders.

     In order to secure the services of certain key employees for a reasonable period of time into the future, the Compensation Committee in fiscal 1995 recommended that new five year employment contracts be executed by the company with Steven J. Wilk as president and chief executive officer (annual salary of at least $250,000); and with Jay A. Smolyn as vice president-operations (annual salary for Mr. Smolyn of at least $135,000). Each of the employment contracts contained incentive bonus and other provisions more fully set forth under "Executive Compensation" in this Proxy Statement. The contracts expired on June 30, 2000 and are currently being renegotiated. It is anticipated that they will be renewed within the next quarter.

     Base pay levels and increases for other key employees take into consideration the recent performance of the individual and the Company, the experience of the individual, the scope and complexity of the position and the base compensation levels established by competitors for comparable positions.

     In fiscal 2000, in order to promote the Company's long-term objectives and to conserve cash assets, a the Plan was adopted by the Board of Directors, which the Board felt will be integral in its efforts to attract and retain key individuals. Executive officers will be permitted to participate in the Plan.

     The Compensation Committee believes that the Company's key executives, through salaries and incentive bonuses, together with the proposed stock option plan, have sufficient incentive to promote the growth and welfare of the Company.

                                                  Respectfully submitted,



                                                  Earle Kunzig
                                                  Vincent Cusumano
                                                  Raymond J. Rekuc

                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is composed of Raymond J. Rekuc, Chairman, Vincent Cusumano and Earle Kunzig. The Committee reviews, evaluates, and advises the Board of Directors in matters relating to the Company's financial reporting practices, its application of accounting principles and its internal controls.

     We have reviewed and discussed with management the Company's consolidated financial statements as of and for the fiscal year ended June 30, 2000.

     We have  discussed  with the  independent  public  accountants  the matters
required  to  be  discussed  by   Statement  on  Auditing   Standards   No.  61,
Communication with Audit Committees, as amended.

     We have received and reviewed the written disclosures and the letter from the independent public accountants required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, and have discussed with the independent public accountants their independence.

     Based on the review and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2000.

                                          Respectfully submitted,



                                          Raymond J. Rekuc
                                          Vincent Cusumano
                                          Earle Kunzig

                             STOCK PRICE PERFORMANCE

     Set forth below is a line graph comparing the yearly cumulative total shareholder return on the Company's Common Stock for the past five fiscal years, based on the market price of the Common Stock, with the cumulative total return of companies in the S&P 500 Composite and the S&P Computer (Software & Service)
- 500 Group Indexes.

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                  AMONG TRANSNET CORPORATION, THE S&P 500 INDEX
                AND THE S&P COMPUTERS (SOFTWARE & SERVICES) INDEX

            [Table below represents line chart in its printed piece]

                                                           S&P Computers
       Transnet Corp.               S&P 500               (Software & Svc)
6/94
6/95       100                       100                       100
6/96        93.18                    126                       133.21
6/97       104.55                    169.73                    221.37
6/98        22.73                    220.92                    343.32
6/99       118.18                    271.19                    527.34
6/00        72.73                    290.85                    594.05


* $100 invested on 6/30/95 in stock or index--including reinvestment of dividends. Fiscal year ending June 30.


AUDITORS

     The firm of Moore Stephens, P.C., certified public accountants, has been selected by the Board of Directors to audit the accounts of the Company and its subsidiaries for the current fiscal year ending June 30, 2000. Said firm has served as the Company's auditors since 1977. Representatives of such firm are not expected to be present at the January 23, 2001 Annual Meeting of Stockholders.

STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Under current rules of the Securities and Exchange Commission, stockholders wishing to submit proposals for inclusion in the Proxy Statement of the Board of Directors for the 2001 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 45 Columbia Road, Branchburg, New Jersey 08876 on or before August 31, 2001.

                                  OTHER MATTERS

     Management does not know of any other matters which are likely to be brought before the Meeting. However, in the event that any other matters properly come before the Meeting, the persons named in the enclosed proxy will vote said proxy in accordance with their judgement in said matters.


                                          By Order of the Board of Directors



                                          Steven J. Wilk
                                          PRESIDENT

Branchburg, New Jersey
December 20, 2000

                              TRANSNET CORPORATION

                             2000 STOCK OPTION PLAN
                        (Adopted as of February 28, 2000)

SECTION 1.          PURPOSE; DEFINITIONS.

         1.1 PURPOSE. The purpose of the TransNet Corporation (the "Company") 2000 Stock Option Plan (the "Plan") is to enable the Company to offer to its key employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The various types of long-term incentive awards which may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

         1.2        DEFINITIONS. For purposes of  the Plan, the  following terms shall be defined as set forth below:

                    (a) "AGREEMENT" means the agreement between the Company and the Holder setting forth the terms and conditions of an award under the Plan.

                    (b) "BOARD" means the Board of Directors of the Company.

                    (c) "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto and the regulations promulgated thereunder.

                    (d) "COMMITTEE" means the Compensation Committee of the Board or any other committee of the Board, which the Board may designate to administer the Plan or any portion thereof. The Committee shall consist of disinterested persons appointed by the Board who, during the one year period prior to commencement of service on the Committee, shall not have participated in, and while serving and for one year after serving on the Committee, shall not be eligible for selection as persons to whom awards of Stock may be allocated, or to whom Stock Options may be granted under the Plan or any other discretionary plan of the Company, under which participants are entitled to acquire Stock or Stock Options of the Company. If no Committee is so designated, then all references in this Plan to "Committee" shall mean the Board.

                    (e) "COMMON STOCK" means the Common Stock of the Company, par value $.01 per share.

                    (f)          "COMPANY"   means   TransNet   Corporation,   a
corporation organized under the laws of the State of Delaware.

                    (g) "CONTINUOUS STATUS AS AN EMPLOYEE" means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board.

                    (h) "EMPLOYEE" shall mean any person, including officers and directors, employed by the Company or any Parent or Subsidiary of the Company and for whom a withholding obligation exists under Section 3401 of the Code by the employing corporation, as applicable. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

                    (i) "DEFERRED STOCK" means Stock to be received, under an award made pursuant to Section 8 below, at the end of a specified deferral period.

                    (j) "DISABILITY" means disability as determined under procedures established by the Committee for purposes of the Plan.

                    (k)          "EFFECTIVE DATE"  means  the  date set forth in
Section 11.

                    (l) "FAIR MARKET VALUE", unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding the date of grant of an award hereunder, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price for the Common

Stock on the last trading day preceding the date of grant of an award hereunder for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause
(i) or (ii) above, such price as the Committee shall determine, in good faith.

                    (m) "HOLDER" means a person who has received an award under the Plan.

                    (n) "INCENTIVE STOCK OPTION" means any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

                    (o) "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

                    (p)          "NORMAL  RETIREMENT"  means   retirement   from
active  employment  with  the  Company  or any Subsidiary on or after age 65.

                    (q)          "OTHER  STOCK-BASED AWARD" means an award under
Section 9 below that is valued in whole or in part by reference to, or is otherwise based upon, Stock.

                    (r) "PARENT" means any present or future parent corporation of the Company, as such term is defined in Section 424(e) of the Code.

                    (s) "PLAN" means the TransNet Corporation 2000 Stock Option Plan, as hereinafter amended from time to time.

                    (t) "RESTRICTED STOCK" means Stock, received under an award made pursuant to Section 7 below, that is subject to restrictions under said Section 7.

                    (u)          "SAR VALUE" [INTENTIONALLY OMITTED.]

                    (v) "STOCK" means the Common Stock of the Company, par value $.01 per share.

                    (w)          "STOCK  APPRECIATION    RIGHT"   [INTENTIONALLY
OMITTED.]

                    (x) "STOCK OPTION" or "Option" means any option to purchase shares of Stock which is granted pursuant to the Plan.

                    (y) "STOCK RELOAD OPTION" means any option granted under Section 5.3 as a result of the payment of the exercise price of a Stock Option and/or the withholding tax related thereto in the form of Stock owned by the Holder or the withholding of Stock by the Company.

                    (z) "SUBSIDIARY" means any present or future subsidiary corporation of the Company, as such term is defined in Section 424(f) of the Code.

SECTION 2.          ADMINISTRATION.

         2.1 COMMITTEE MEMBERSHIP. The Plan shall be administered by the Board or a Committee. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board.

         2.2 POWERS OF COMMITTEE. The Committee shall have full authority, subject to Section 4.2 hereof, to award, pursuant to the terms of the
Plan: (i) Stock Options, (ii) Restricted Stock; (iii) Deferred Stock; (iv) Stock Reload Options; and/or (v) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

                    (a)          to  select   the   officers,   key   employees,
directors and consultants of the Company or any Subsidiary to whom Stock Options, Restricted Stock, Deferred Stock, Stock Reload Options and/or Other Stock-Based Awards may from time to time be awarded hereunder.

                    (b)          to  determine  the  terms and  conditions,  not
inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share price, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

                    (c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

                    (d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash awards made by the Company or any Subsidiary outside of this Plan;

                    (e) to permit a Holder to elect to defer a payment under the Plan under such rules and procedures as the Committee may establish, including the crediting of interest on deferred amounts denominated in cash and of dividend equivalents on deferred amounts denominated in Stock;

                    (f) to determine the extent and circumstances under which Stock and other amounts payable with respect to an award hereunder shall be deferred which may be either automatic or at the election of the Holder; and

                    (g) to substitute (i) new Stock Options for previously granted Stock Options, which previously granted Stock Options have higher option exercise prices and/or contain other less favorable terms, and
(ii) new awards of any other type for previously granted awards of the same type, which previously granted awards are upon less favorable terms.

         2.3        INTERPRETATION OF PLAN.

                    (a) COMMITTEE AUTHORITY. Subject to Section 10 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10 hereof, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

                    (b) INCENTIVE STOCK OPTIONS. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Reload Options rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such
Section 422.

SECTION 3.          STOCK SUBJECT TO PLAN.

         3.1 NUMBER OF SHARES. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 500,000 shares. Shares of Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Stock that have been optioned cease to be subject to a Stock Option, or of any shares of Stock that are subject to any Restricted Stock, Deferred Stock award, Stock Reload Option or Other Stock-Based Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the Holder in the form of Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Only net shares issued upon a stock-for-stock exercise (including stock used for withholding taxes) shall be counted against the number of shares available under the Plan.

         3.2 ADJUSTMENT UPON CHANGES IN CAPITALIZATION, ETC. In the event of any merger, reorganization, consolidation, recapitalization, dividend (other than a cash dividend), stock split, reverse stock split, or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, in the number of shares and in the number of shares subject to, and in the related terms of, other outstanding awards (including but not limited to awards of Restricted Stock, Deferred Stock, Stock Reload Options and Other Stock-Based Awards) granted under the Plan as may be determined to be appropriate by the Committee in order to prevent dilution or enlargement of rights, provided that any fractional shares resulting from such adjustment shall be eliminated by rounding to the next lower whole number of shares.

SECTION 4.          ELIGIBILITY.

         4.1 GENERAL. Awards may be made or granted to key employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the

Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or a Subsidiary at the time of grant.

         4.2        DIRECTORS' AWARDS. [Intentionally Omitted]

SECTION 5.          STOCK OPTIONS.

         5.1 GRANT AND EXERCISE. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options and may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-Qualified Stock Option. An Incentive Stock Option may only be granted within the ten year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to optionee ("10% Stockholder") who, at the time of grant, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent or Subsidiary.

         5.2 TERMS AND CONDITIONS. Stock Options granted under the Plan shall be subject to the following terms and conditions:

                    (a) EXERCISE PRICE. The exercise price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may be less than 100% of the Fair Market Value of the Stock as defined above; PROVIDED, HOWEVER, that (i) the exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Stock (110%, in the case of 10% Stockholder); and (ii) the exercise price of a Non-Qualified Stock Option shall not be less than 85% of the Fair Market Value of the Stock as defined above.

                    (b)          OPTION  TERM.  Subject  to the  limitations  in
Section 5.1, the term of each Stock Option shall be fixed by the Committee.

                    (c)         EXERCISABILITY.    Stock   Options   shall   be
exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

                    (d)          METHOD  OF   EXERCISE.   Subject  to   whatever
installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, unless otherwise provided in the Agreement, in shares of Stock (including Restricted Stock and other contingent awards under this Plan) or, partly in cash and partly in such Stock, or such other means which the Committee determines are consistent with the Plan's purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; PROVIDED, HOWEVER, that the Company shall not be required to deliver certificates for shares of Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Stock shall be valued at the Fair Market Value of a share of Stock on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form which are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Subject to the terms of the Agreement, the Committee may, in its sole discretion, at the request of the Holder, deliver upon the exercise of a Non-Qualified Stock Option a combination of shares of Deferred Stock and Common Stock; provided that, notwithstanding the provisions of Section 8 of the Plan, such Deferred Stock shall be fully vested and not subject to forfeiture. A Holder shall have none of the rights of a stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

                    (e) TRANSFERABILITY. No Stock Option shall be transferable by the Holder otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder's lifetime, only by the Holder.

                    (f) TERMINATION BY REASON OF DEATH. If a Holder's employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                    (g) TERMINATION BY REASON OF DISABILITY. If a Holder's employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall be fully vested and may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

                    (h)          OTHER TERMINATION. Subject to the provisions of
Section 12.3 below and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder's employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder's employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option which has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option's term.

                    (i)          ADDITIONAL  INCENTIVE STOCK OPTION  LIMITATION.
In the case of an Incentive Stock Option, the amount of aggregate Fair Market Value of Stock (determined at the time of grant of the Option) with respect to which Incentive Stock Options are exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and any Subsidiary) shall not exceed $100,000.

                    (j) BUYOUT AND SETTLEMENT PROVISIONS. The Committee may at any time offer to buy out a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

                    (k) STOCK OPTION AGREEMENT. Each grant of a Stock Option shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder.

         5.3 STOCK RELOAD OPTION. The Committee may also grant to the Holder (concurrently with the grant of an Incentive Stock Option and at or after the time of grant in the case of a Non-Incentive Stock Option) a Stock Reload Option up to the amount of shares of Stock held by the Holder for at least six months and used to pay all or part of the exercise price of an Option and, if any, withheld by the Company as payment for withholding taxes. Such Stock Reload Option shall have an exercise price of the Fair Market Value as of the date of the Stock Reload Option grant. Unless the Committee determines otherwise, a Stock Reload Option may be exercised commencing one year after it is granted and shall expire on the date of expiration of the Option to which the Reload Option is related.

SECTION 6.          STOCK APPRECIATION RIGHTS. [INTENTIONALLY OMITTED.]

SECTION 7.          RESTRICTED STOCK.

        7.1 GRANT. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (the "Restriction Period"), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the awards.

         7.2 TERMS AND CONDITIONS. Each Restricted Stock award shall be subject to the following terms and conditions:


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                    (a)          CERTIFICATES.  Restricted  Stock,  when issued,
will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

                    (b) RIGHTS OF HOLDER. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions ("Retained Distributions") made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

                    (c) VESTING; FORFEITURE. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

SECTION 8.          DEFERRED STOCK.

        8.1 GRANT. Shares of Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom and the time or times at which grants of Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the "Deferral Period") during which, and the conditions under which receipt of the shares will be deferred, and all other terms and conditions of the awards.

         8.2 TERMS AND CONDITIONS. Each Deferred Stock award shall be subject to the following terms and conditions:

                    (a) CERTIFICATES. At the expiration of the Deferral Period (or the Additional Deferral Period referred to in Section 8.2(c) below, where applicable), share certificates shall be delivered to the Holder, or his legal representative, representing the number equal to the shares covered by the Deferred Stock award.

                    (b) VESTING; FORFEITURE. Upon the expiration of the Deferral Period (or the Additional Deferral Period, where applicable) with respect to each award of Deferred Stock and the satisfaction of any other applicable limitations, terms or conditions, such Deferred Stock shall become vested in accordance with the terms of the Agreement. Any Deferred Stock that does not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Deferred Stock that has been so forfeited.

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                    (c)          ADDITIONAL   DEFERRAL   PERIOD.  A  Holder  may
request to, and the Committee may at any time, defer the receipt of an award (or an installment of an award) for an additional specified period or until a specified event (the "Additional Deferral Period"). Subject to any exceptions adopted by the Committee, such request must generally be made at least one year prior to expiration of the Deferral Period for such Deferred Stock award (or such installment).

SECTION 9.          OTHER STOCK-BASED AWARDS.

        9.1 GRANT AND EXERCISE. Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company.

         9.2 ELIGIBILITY. The Committee shall determine the eligible persons to whom and the time or times at which grants of such awards shall be made, the number of shares of Common Stock to be awarded pursuant to such awards, and all other terms and conditions of the awards.

         9.3 TERMS AND CONDITIONS. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

SECTION 10.         AMENDMENT AND TERMINATION.

     The Board may at any time, and from time to time, amend, alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made which would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without his consent.

SECTION 11.         TERM OF PLAN.

         11.1 EFFECTIVE DATE. The Plan shall be effective as of January 1, 2000 ("Effective Date"). Any awards granted under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned upon, and subject to, such approval of the Plan by the Company's stockholders and no awards shall vest or otherwise become free of restrictions prior to such approval.

         11.2 TERMINATION DATE. Unless terminated by the Board, this Plan shall continue to remain effective until such time no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may only be made during the ten year period following the Effective Date.

SECTION 12.         GENERAL PROVISIONS.

         12.1 WRITTEN AGREEMENTS. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of the Agreement executed by the Company and the Holder. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within sixty (60) days after the Agreement has been delivered to the Holder for his or her execution.

         12.2 UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

         12.3       EMPLOYEES.

                    (a) ENGAGING IN COMPETITION WITH THE COMPANY. In the event an employee Holder terminates his employment with the Company or a Subsidiary for any reason whatsoever, and within one year after the date thereof accepts employment with any competitor of, or otherwise engages in competition with, the Company, the Committee, in its sole discretion may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

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


                    (b) TERMINATION FOR CAUSE. The Committee may, in the event an employee is terminated for cause, annul any award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award which was realized or obtained (measured at the date of exercise, vesting or payment) by such Holder at any time during the period beginning on that date which is six months prior to the date of such Holder's termination of employment with the Company.

                    (c) NO RIGHT OF EMPLOYMENT. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees at any time.

         12.4 INVESTMENT REPRESENTATIONS. The Committee may require each person acquiring shares of Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof.

         12.5 ADDITIONAL INCENTIVE ARRANGEMENTS. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of stock options and the awarding of stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

         12.6 WITHHOLDING TAXES. Not later than the date as of which an amount first becomes includable in the gross income of the Holder for Federal income tax purposes with respect to any Option or other award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional upon such payment or arrangements satisfactory to the Company and the Company or the Holder's employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

         12.7 GOVERNING LAW. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to choice of law provisions).

         12.8 OTHER BENEFIT PLANS. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan no or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

         12.9 NON-TRANSFERABILITY. Except as otherwise expressly provided in the Plan, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

         12.10 APPLICABLE LAWS. The obligations of the Company with respect to all Stock Options and awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Stock may be listed.

         12.11 CONFLICTS. If any of the terms or provisions of the Plan conflict with the requirements of (with respect to Incentive Stock Options),
Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of said Section 422 of the Code. Additionally, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein with the same force and effect as if such provision had been set out at length herein.

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         12.12      NON-REGISTERED  STOCK. The shares of Stock being distributed under this Plan have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Stock or to assist Holder in obtaining an exemption from the various registration requirements, or to list the Stock on a national securities exchange or inter-dealer quotation system.